UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 8, 2025

RYTHM, INC.

(Exact name of registrant as specified in its charter)

001-39946

(Commission File Number)

Nevada	30-0943453
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification Number)

2220 Hicks Road Suite 210

Rolling Meadows, IL 60008

(Address of principal executive offices, with zip code)

(617) 896-5243

(Registrant’s telephone number, including area code)

Agrify Corporation

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RYM	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

RYTHM, Inc. (“RYTHM” or the “Company”, and formerly known as Agrify Corporation) is filing this Current Report on Form 8-K (“Form 8-K”) to retrospectively present the assets, liabilities, results of operations, and disclosures related to the Extraction Business (defined below) as discontinued operations for all periods presented in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which the Company originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 21, 2025 and amended on March 28, 2025 (the “FY 2024 Form 10-K”).

As previously disclosed within the Form 8-K filed with the SEC on March 31, 2025, on March 30, 2025, the Board of Directors of the Company approved the discontinuation of the Company’s legacy extraction business (the “Extraction Business”).

The operations related to the Extraction Business met the criteria within Accounting Standard Codification (“ASC”) Topic 205-20, Discontinued Operations (“ASC 205-20”), to be reported as discontinued operations because the transaction represented a strategic shift in business that had a major effect on the Company’s operations and financial results. Accordingly, the Extraction Business has been retrospectively presented as discontinued operations in the Company’s consolidated financial statements for the years ended December 31, 2024 and 2023. The Company began presenting the Extraction Business as discontinued operations in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025, which was filed with the SEC on May 9, 2025.

Attached as Exhibit 99.1 to this Form 8-K are the updated “Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Part II, Item 8, “Financial Statements and Supplementary Data” respectively, from the FY 2024 Form 10-K, to reflect the reclassification of the historical financial results of the Extraction Business as discontinued operations.

The information included in Exhibit 99.1 is presented in connection with the financial reporting changes described above and does not otherwise amend or restate RYTHM’s audited consolidated financial statements that were included in the FY 2024 Form 10-K. All other information in the FY 2024 Form 10-K has not been revised or updated for events or developments that occurred subsequent to the filing of the FY 2024 Form 10-K with the SEC. For developments since the filing of the FY 2024 Form 10-K, please refer to the Company’s subsequent Current Reports on Form 8-K and Quarterly Reports on Form 10-Q, which also contain important information regarding forward-looking statements, events, developments or updates to certain of our expectations that have occurred subsequent to the filing of the FY 2024 Form 10-K. The information in this Form 8-K, including the exhibits, should be read in conjunction with the FY 2024 Form 10-K and subsequent SEC filings.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Document
23.1	Consent of GuzmanGray
23.2	Consent of Marcum LLP
99.1	Part II, Item 7 Management's Discussion and Analysis of Financial Condition and Results of Operations and Part II, Item 8 Financial Statements and Supplementary Data have been revised or updated to reflect the portions of FY 2024 Form 10-K reflecting the reclassification of the Extraction Business to discontinued operations.
101.INS	Inline XBRL Instance Document
101.SCH	Inline XBRL Taxonomy Extension Schema Document
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document
101.PREI	Inline XBRL Taxonomy Extension Presentation Linkbase Document
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document
104	Cover Page Interactive Data file (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYTHM, Inc.

Date: October 8, 2025	By:	/s/ Benjamin Kovler
Benjamin Kovler
Chairman and Interim Chief Executive Officer

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